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Exhibit 99.5

                           WAIVER AND SECOND AMENDMENT
                        TO SECURITIES PURCHASE AGREEMENT

            This Waiver and Second Amendment to Securities Purchase Agreement (this "Amendment") is entered into effective as of April 10, 2001 by and among SeraCare, Inc., a Delaware corporation (the "Company"), each of the subsidiaries of the Company named on the signature pages hereto (individually, a "Subsidiary" and, collectively, the "Subsidiaries"), and each of the investors named on the signature pages hereto (the "Investors").

                                    RECITALS

            WHEREAS, the Company, the Investors and certain of the Subsidiaries are parties to that certain Securities Purchase Agreement, dated as of February 13, 1998 (as amended or modified from time to time including, without limitation, pursuant to that certain Waiver and First Amendment to Securities Purchase Agreement dated as of December 21, 1998, the "Securities Purchase Agreement");

            WHEREAS, the Company has requested credit be extended to it for its benefit and the benefit of its Subsidiaries pursuant to the terms of that certain Credit Agreement dated as of April __, 2001 by and among the Company, Sanwa Bank California, as Administrative Agent (the "Administrative Agent"), Sanwa Bank California., as Collateral Agent (the "Collateral Agent"), the Issuing Bank and the Lenders party thereto a copy of which is attached hereto as Exhibit A (as amended or modified from time to time, the "Sanwa Agreement").

            WHEREAS, the Company has also recently incurred certain bridge indebtedness in amounts approved by the Board of Directors of the Company (the "Bridge Debt");

            WHEREAS, in connection with the Sanwa Agreement and the repayment of the Bridge Debt, the parties hereto desire to enter into this Amendment for the purpose of amending certain provisions contained in the Securities Purchase Agreement and to evidence a limited waiver by the Investors of compliance by the Company and the Subsidiaries with certain other covenants contained in the Securities Purchase Agreement;

            NOW, THEREFORE. in consideration of the foregoing recitals, the parties hereto, intending to be legally bound, agree as follows:

I. Terms Defined In Securities Purchase Agreement. All capitalized terms used herein without definition but which are defined in the Securities Purchase Agreement shall have the same meaning herein as therein, all of such terms and their definitions being incorporated herein by reference.

II. Amendments to Agreement. The Securities Purchase Agreement is hereby amended as follows:

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            1.1 Section 7A(i) is amended to add the following at the end thereof: "Notwithstanding the foregoing, at any time the Company has complied with the provisions of 9(k)(2) of that certain Credit Agreement dated as of April __, 2001 by and among the Company, Sanwa Bank California, as Administrative Agent, Sanwa Bank California, as Collateral Agent, the Issuing Bank and the Lenders party thereto (as amended, modified, waived, extended, refinanced or renewed from time to time, the "Sanwa Agreement"), the Company and its Subsidiaries shall be deemed to have complied with this Section 7A(i) and any other provision hereof relating to the Funded Debt Ratio."

            1.2 Section 7A(ii) is amended to add the following at the end thereof: "Notwithstanding the foregoing, at any time the Company has complied with the provisions of Section 9(k)(4) of the Sanwa Agreement, the Company and its Subsidiaries shall be deemed to have complied with this Section 7A(ii) and any other provision hereof relating to the Fixed Charge Coverage Ratio."

            1.3 Section 7B(i) is amended and replaced in its entirety as follows:

                  "(i) Senior Debt from time to time in an amount not to exceed the product obtained by multiplying the amount of the Company's consolidated EBITDA for the preceding twelve calendar months by two; provided, however, that Senior Debt outstanding under the Sanwa Agreement shall at all times be permitted under this clause (i)."

            1.4 Section 7B(iv) is amended and restated in its entirety as follows:

                  "(iv) Indebtedness secured by Liens permitted pursuant to
                  Section 7C, other Indebtedness not to exceed $500,000 incurred in any fiscal year, Indebtedness reflected on Exhibit G to the Sanwa Agreement, a copy of which is attached as Schedule A to the Waiver and Security Amendment to Securities Purchase Agreement dated as of April ___, 2001; and intercompany indebtedness between or among the Company and any of its wholly-owned subsidiaries;"

            1.5 Section 7C(iii) is amended and restated in its entirety as follows:

                  "(iii) Liens made to secure Senior Debt and Permitted Liens (as defined in the Sanwa Agreement);"

            1.6 Section 7.D is amended to add the following after the second sentence of Section 7D:

                  "Notwithstanding the foregoing, nothing herein shall prohibit the making of a Restricted Payment by any Subsidiary to the Company or a wholly-owned Subsidiary of the Company."

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            1.7 Section 7E(v) is amended and restated in its entirety as follows:

                  "(v) make or permit to remain outstanding loans or advances to the Company or any wholly-owned Subsidiary."

            1.8 Section 7N(b) is amended to add the following at the end of
Section 7B(b); "and except Indebtedness expressly permitted herein."

            1.9 Section 7O is amended to add the following at the end of the first sentence of Section 7O: "and except for Liens permitted under Section 7C".

            1.10 The following is added as Section 4I of the Securities Purchase
Agreement:

                  "4I. Prepayment of Senior Subordinated Debentures and Required Purchase of Warrants: "Notwithstanding anything to the contrary contained herein, the Company will not be required to (i) repay or prepay all or any part of the Senior Subordinated Debentures or (ii) repurchase from the holders of the Warrants all or any part of the Warrants, unless such action is permitted pursuant to Section 9(e)(2) of the Sanwa Agreement (as hereinafter defined)."

III. Waivers.

            1.11 Sanwa Agreement. Each of the Investors hereby waives compliance by the Company and the Subsidiaries with the covenants contained in the Securities Purchase Agreement, including Sections 7A, 7B, 7G and 7K(iii) thereof, to the extent that the execution, delivery or performance of the Sanwa Agreement would otherwise cause the Company and the Subsidiaries to not be in compliance with such covenants.

            1.12 Bridge Debt. Each of the Investors hereby waives compliance by the Company and the Subsidiaries with the covenants contained in the Securities and Purchase Agreement, including Sections 7A, 7B and 7G thereof, to the extent that the execution, delivery or performance of the Bridge Debt would otherwise cause the Company and the Subsidiaries to not be in compliance with such covenants.

            1.13 Addition of Subsidiary. attached hereto as Exhibit B is a copy of an acknowledgment letter (the "Acknowledgment Letter") pursuant to which SeraCare Life Sciences, Inc., a Delaware corporation and subsidiary of the Company ("SeraCare Life Sciences"), acknowledges its obligations under Section 6R of the Securities Purchase Agreement. Each of the Investors hereby acknowledges receipt of the Acknowledgment Letter and waives earlier compliance by the Company and SeraCare Life Sciences with Section 6R of the Securities Purchase Agreement with respect to the event of SeraCare Life Sciences becoming a Subsidiary. In addition, SeraCare Life Sciences has executed valid counterpart signature pages to both the Securities Purchase Agreement and the Subsidiary Guarantee Agreement, dated as of February 13, 1998 (collectively, the "Agreements"), by which it becomes a bound party to and assumes all of the obligations of a Guarantor under both Agreements.

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            1.14 Limitation on Waiver. Section 3 to this Amendment shall be effective only in the specific instance and for the specific purpose set forth herein and does not allow any other or further departure from the terms of the Securities Purchase Agreement, which terms shall remain in full force and effect.

IV. Reference to the Securities Purchase Agreement. The parties hereto hereby agree (i) to incorporate all terms and conditions as set forth in the Securities Purchase Agreement, in their entirety, other than such provisions specifically amended or waived by this Amendment, and (ii) that such provisions incorporated by reference shall remain in full force and effect.

V. Successors and Assigns. All covenants and agreements in this Amendment shall bind and inure to the benefit of the respective successors and assigns of the parties hereto.

VI. Governing Law. This Amendment is being delivered and is intended to be performed in the State of New York, and shall be construed and enforced in accordance with, and the rights of the parties shall be governed by, the law of such state without giving effect to the choice of law or conflicts of law principles thereof.

VII. Severability. Any provision of this Amendment that is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

VIII. Counterparts. This Amendment may be executed in counterparts, each of which shall be deemed an original, and it shall not be necessary in making proof of this Amendment to produce or account for more than one such counterpart.

                  [Remainder of Page Intentionally Left Blank]

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            IN WITNESS WHEREOF, the parties have caused this Amendment to be executed and delivered by their respective officers thereunto duly authorized as of the date first above written.

SERACARE, INC.                            BHM LABS, INC.

By:                                       By:
     ---------------------------------         ---------------------------------
     Barry D. Plost                            Barry D. Plost

Its: Chairman of the Board, President     Its: Chairman of the Board, President
     and Chief Executive Officer               and Chief Executive Officer


AMERICAN PLASMA, INC.                     SERACARE ACQUISITIONS, INC.

By:                                       By:
     ---------------------------------         ---------------------------------
     Barry D. Plost                            Barry D. Plost

Its: Chairman of the Board, President     Its: Chairman of the Board, President
     and Chief Executive Officer               and Chief Executive Officer


AVRE, INCORPORATED                        SERACARE TECHNOLOGY, INC.

By:                                       By:
     ---------------------------------         ---------------------------------
     Barry D. Plost                            Barry D. Plost

Its: Chairman of the Board, President     Its: Chairman of the Board, President
     and Chief Executive Officer               and Chief Executive Officer

By:  ________________________________
Name:________________________________
Its: ________________________________


BINARY ASSOCIATES, INC.                   THE WESTERN STATE GROUP, INC.

By:                                       By:
     ---------------------------------         ---------------------------------
     Barry D. Plost                            Barry D. Plost

Its: Chairman of the Board, President     Its: Chairman of the Board, President
     and Chief Financial Officer               and Chief Executive Officer

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SERACARE LIFE SCIENCES, INC.

By:
     ---------------------------------
     Barry D. Plost

Its: Chairman of the Board, President
     and Chief Financial Officer

INVESTORS:

DELAWARE STATE EMPLOYEES' RETIREMENT FUND

By: Pecks Management Partners Ltd.
Its Investment Advisor

By:
     ---------------------------------
     Robert J. Cresci
     Managing Director


DECLARATION OF TRUST FOR DEFINED BENEFIT PLAN OF ICI
AMERICAN HOLDING INC.

By: Pecks Management Partners Ltd.
Its Investment Advisor

By:
     ---------------------------------
     Robert J. Cresci
     Managing Director


DECLARATION OF TRUST FOR DEFINED BENEFIT PLAN OF ZENECA
HOLDING INC.

By: Pecks Management Partners Ltd.
Its Investment Advisor

By:
     ---------------------------------
     Robert J. Cresci
     Managing Director


THE J.W. MCCONNELL FAMILY FOUNDATION

By: Pecks Management Partners Ltd.
Its Investment Advisor

By:
     ---------------------------------
     Robert J. Cresci
     Managing Director

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                            LIST OF OMITTED EXHIBITS

      The following Exhibit to the Waiver and Second Amendment to the Securities Purchase Agreement has been omitted from this Exhibit and shall be furnished supplementally to the Commission upon request:

EXHIBIT A Revolving Credit, Term Loan and Security Agreement